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                                                                    EXHIBIT 23.1

                   Consent of Independent Public Accountants

As independent public accountants, we hereby consent to the incorporation of our report included (or incorporated by reference) in this Form 10-K, into the Company's previously filed Registration Statements on Form S-8 (No. 333-91451), Form S-8 (No. 333-88719), Form S-8 (No. 333-85031), Form S-8 (No. 333-52345),
Form S-8 (No. 333-52347), Form S-8 (No. 333-52349), Form S-3 (No. 333-90105),
Form S-3 (No. 333-73229).



                                                           ARTHUR ANDERSEN LLP


March 23, 2000